                                                                   EXHIBIT 10.19

                              ENSERCH CORPORATION
                      RETIREMENT INCOME RESTORATION TRUST
                      -----------------------------------


     This Trust Agreement made this 30th day of September, 1994, by and between ENSERCH Corporation, a Texas corporation (the "Company"), Enserch Exploration, Inc., a Delaware corporation, New Enserch Exploration, Inc., a Texas corporation, Enserch Development Corporation, a Texas corporation, Lone Star Energy Company, a Texas corporation, and Enserch Gas Company, a Texas Corporation, and Texas Commerce Bank National Association, a national banking association (the "Trustee");

          WHEREAS, the Company and the participating subsidiaries enumerated on the attached Appendix A (the Company and such participating subsidiaries are hereinafter referred to as the "Employers") have adopted or may adopt a nonqualified deferred compensation plan known as the Retirement Income Restoration Plan of ENSERCH Corporation and Participating Subsidiary Companies (the "Plan"); and

          WHEREAS, the Employers have incurred or expect to incur liability under the terms of such Plan with respect to their respective eligible employees participating in such Plan and their beneficiaries; and

          WHEREAS, the Employers wish to establish a trust (hereinafter called "Trust"), pursuant to which each Employer will contribute assets that shall be held therein in a Separate Account, as herein defined, subject to the claims of such Employer's creditors in the event of the Employer's Insolvency, as herein defined, until paid to Plan Participants and their beneficiaries in such manner and at such times as specified in the Plan; and

          WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

          WHEREAS, it is the intention of the Employers to make contributions to the Trust to provide a source of funds to assist them in the meeting of their liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

     Section 1.  Establishment Of Trust.
                 ----------------------

     (a) The Employers hereby deposit with the Trustee in trust $1,000.00, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     (b) The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which each Employer is the grantor with respect to its Separate Account, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Employers and shall be used exclusively for the uses and purposes of Plan Participants and general creditors as herein set forth. Plan Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan Participants and their beneficiaries against the Employers. Any assets held in an Employer's Separate Account under the Trust will be subject to the claims of such Employer's general creditors under federal and state law in the event of Insolvency, as defined in Section 4(a) herein.

     (e) The Employers, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan Participant or beneficiary shall have any right to compel such additional deposits.

     (f) Any provision of this Trust Agreement to the contrary notwithstanding, upon a Change of Control of the Company, as defined in the Plan, each Employer shall (i) as soon as possible, but in no event more than 30 days following the date of such Change of Control, make an irrevocable contribution to the Trust in an amount, as determined by an Independent Committee, as defined below, which when added to the total value of the assets of the Employer's Separate Account under the Trust at such time equals the total present value of all benefits accrued under the Plan with respect to such Employer's respective Plan Participants and beneficiaries as of the date on which the Change of Control occurred, and (ii) during the two-year period following the date of the Change of Control, make monthly contributions to the Trust in amounts sufficient, as determined by the Independent Committee, to maintain the total value of the assets in the Employer's Separate Account under the Trust at an amount equal to the total present value of all benefits accrued under the Plan with respect to such Employer's respective Plan Participants and beneficiaries.

     (g) Any provision of this Trust Agreement to the contrary notwithstanding, in the event that a Participant transfers employment between Employers participating in this Trust, (i) the Employer from which the Participant is transferred shall as soon as possible, but in no event more than 30 days following the date of such transfer, make an irrevocable contribution to the Trust in an amount, as determined by the Company, which equals the total present value of the benefits accrued under the Plan with respect to such transferring Participant as of the date on which the transfer occurred or, if less, an amount equal to the total present value of all benefits accrued under the Plan with respect to such Employer's respective Plan Participants and beneficiaries, and
(ii) immediately following the Employer's contribution described in (i), the Trustee shall transfer assets from the transferring Employer's Separate Account to the Separate Account of the Employer to which the Participant is being transferred in an amount equal to the total present value of the benefits accrued under the Plan with respect to such transferring Participant as of the date on which the transfer occurred.

     Section 2.  Payments to Plan Participants and their Beneficiaries.
                 -----------------------------------------------------

     (a) The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable with respect to each Plan Participant (and his or her beneficiaries) and the Separate Account of the Employer from which such amounts are payable, that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. An updated Payment Schedule shall be provided by the Company to the Trustee periodically, but no less frequently than once each calendar year. Except as otherwise provided herein, the Trustee shall make payments to the Plan Participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

     (b) The entitlement of a Plan Participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such other party as may be designated under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

     (c) The Employers may make payments of benefits directly to Plan Participants or their beneficiaries as they become due under the terms of the Plan in lieu of payment from the Trust. The Company shall notify the Trustee of an Employer's decision to make payments of benefits directly prior to the time amounts are payable to Participants or their beneficiaries. In addition, if the assets of an Employer's Separate Account under the Trust are not sufficient to make payments of benefits to its respective Plan Participants and beneficiaries in accordance with the terms of the Plan, such Employer shall make the balance of each such payment as it falls due, and the Separate Accounts of other Employers hereunder shall not be liable for the payment of such benefits. The Trustee shall notify the Company immediately when the assets in an Employer's Separate Account under the Trust are not sufficient to satisfy all payments due.

     (d) Any provision of this Section 2 to the contrary notwithstanding, upon and after a Change of Control of the Company, the Trustee shall make payments to Plan Participants or their beneficiaries in accordance with the direction of the Independent Committee rather than the Company, regardless of whether the Trustee has received a Payment Schedule or any other form of direction from the Company to make such payments.

     Section 3.  Appointment of Independent Committee.  Any provision of this
                 ------------------------------------
Trust Agreement to the contrary notwithstanding, upon a Change of Control of the Company, an Independent Committee consisting of at least three members shall be appointed by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") subject to the approval of a majority of the Participants in the Plan on the date of such Change of Control. The Independent Committee shall:

          (a) determine the amount of the irrevocable contributions to be made by each Employer pursuant to Section 1(f) hereof;

          (b) determine in accordance with the Plan the amounts payable with respect to each Plan Participant (and his or her beneficiaries), the form in which such amounts are to be paid, and the time of commencement for payment of such amounts pursuant to Section 2(a) hereof;

          (c) determine the entitlement of Plan Participants and beneficiaries to benefits under the terms of the Plan pursuant to Section 2(b) hereof;

          (d) direct the Trustee to make payments to Plan Participants and their beneficiaries pursuant to Section 2 hereof; and

          (e) select a successor Trustee for the Trust if a Trustee resigns or is removed on or within two years following the date of a Change of Control of the Company pursuant to Section 12.

     Section 4.  Trustee Responsibility Regarding Payments to Trust Beneficiary
                 --------------------------------------------------------------
when an Employer Is Insolvent.
-----------------------------

     (a) The Trustee shall cease payment of benefits to Plan Participants and their beneficiaries if the Participants' Employer is Insolvent. An Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of each Employer's Separate Account under the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

          (1) The Board of Directors and the Chief Executive Officer of an Employer shall have the duty to inform the Trustee in writing of the Employer's Insolvency. If a person claiming to be a creditor of an Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Employer's respective Plan Participants or their beneficiaries.

          (2) Unless the Trustee has actual knowledge of an Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent. The Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

          (3) If at any time the Trustee has determined that an Employer is Insolvent, the Trustee shall discontinue payments to the Employer's respective Plan Participants or their beneficiaries and shall hold the assets of the Employer's Separate Account under the Trust for the benefit of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan Participants or their beneficiaries to pursue their rights as general creditors of an Employer with respect to benefits due under the Plan or otherwise.

          (4) The Trustee shall resume the payment of benefits to an Employer's respective Plan Participants or their beneficiaries in accordance with
     Section 2 of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets in an Employer's Separate Account under the Trust, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 4(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan Participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan Participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

     Section 5.  Payments to the Employers.
                 -------------------------

     (a) Except as provided in Sections 4 and 5(b) hereof, the Employers shall have no right or power to direct the Trustee to return to the Employers or to divert to others any of the Trust assets before payment of all benefits have been made to Plan Participants and their beneficiaries pursuant to the terms of the Plan.

     (b) To the extent that an Employer determines that the value of the assets in its Separate Account under the Trust based upon information provided to the Employer by the Trustee, at any time, exceeds 110% of the present value of the benefits accrued under the Plan by the Employer's respective Plan Participants, the Trustee shall pay such excess to the Employer upon receipt of written request therefor from the Company; provided, however, that no such payment of excess assets to the Employer shall be made on or within two years following the date of a Change of Control of the Company.

     Section 6.  Investment Authority.
                 --------------------

     (a) The Trustee shall establish and maintain a separate account within the Trust for each Employer (the "Separate Account"). All amounts deposited with the Trustee by an Employer shall be allocated to such Employer's Separate Account. The Trustee shall invest, reinvest and administer the assets allocated to each Employer's Separate Account under the Trust as an individual, separate fund. At the end of each calendar year and at such other times as the Company may determine, the Trustee shall determine the fair market value of the assets of each Employer's Separate Account. The Separate Account of each Employer shall be adjusted to reflect the income collected, realized and unrealized profits and losses, expenses and all other transactions affecting such Separate Account for the valuation period then ended.

     (b) The Trustee shall have full power and authority to invest and reinvest the assets of each Employer's Separate Account, or any part thereof, in such stocks (common or preferred), bonds, mortgages, notes, interest-bearing deposits (including such deposits with any corporate trustee acting hereunder), options and contracts for the future or immediate receipt or delivery of property of any kind, or other securities, producing or nonproducing oil and gas royalties and payments and other producing and nonproducing interests in minerals, or in commodities, life insurance policies, annuity contracts or other property of any kind or nature whatsoever, whether real, personal or mixed, as the Trustee, in the Trustee's absolute discretion and judgment, deems appropriate for the Trust, and to hold cash uninvested at any time and from time to time in such amounts and to such extent as the Trustee, in the Trustee's absolute discretion and judgment, deems appropriate for the Trust. The Trustee shall have full power and authority to manage, handle, invest, reinvest, sell for cash or credit, or for part cash or part credit, exchange, hold, dispose of, lease for any period of time (whether or not longer than the life of the Trust), improve, repair, maintain, work, develop, use, operate, mortgage, or pledge, all or any part of the assets and property from time to time constituting any part of the trust funds held in trust under the Trust; borrow or loan money or securities; write options and sell securities or other property short or for future delivery; engage in hedging procedures; buy and sell futures contracts; execute obligations, negotiable and nonnegotiable; vote shares of stock in person and by proxy, with or without power of substitution; register investments in the name of a nominee; sell, convey, lease and/or otherwise deal with any producing or nonproducing oil, gas and mineral leases or mineral rights, payments and royalties; pay all reasonable expenses; execute and deliver any deeds, conveyances, leases, contracts, or written instruments of any character appropriate to any of the powers or duties of the Trustee, and shall, in general, have as broad power respecting the management, operation and handling of the Trust assets and property as if the Trustee were the owner of such assets and property in the Trustee's own right. The preceding provisions of this paragraph to the contrary notwithstanding, the Company shall have the right and power at any time and from time to time to give the Trustee broad guidelines within which it shall invest the assets of the Trust; provided, however, that upon a Change of Control of the Company and continuing for two years thereafter, the Independent Committee, rather than the Company, shall have the sole authority to exercise such right.

     (c) All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan Participants.

     (d) Each Employer shall have the right, at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held in its Separate Account under the Trust provided, however, that effective upon a Change of Control of the Company and for a period of two years thereafter, any assets transferred to the Trust in substitution for assets held in an Employer's Separate Account under the Trust must consist of cash or marketable securities and the fair market value of the respective assets shall be determined by the Trustee. This right is exercisable by the Employer in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

     Section 7.  Disposition of Income.  During the term of this Trust, all
                 ---------------------
income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

     Section 8.  Accounting by Trustee.  The Trustee shall keep accurate and
                 ---------------------
detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 30 days following the close of each calendar year and within 30 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust and to each Employer a written account of its administration of the Employer's Separate Account during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

     Section 9.  Responsibility of the Trustee.
                 -----------------------------

     (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by an Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer. In the event of a dispute between an Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Employers agree to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Employers do not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     (c) The Trustee may consult with legal counsel (who may also be counsel for the Employers generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that except as provided in Sections 5(b) and 6(d) hereof, if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     Section 10.  Compensation and Expenses of the Trustee.  The Trustee shall
                  ----------------------------------------
be paid such reasonable compensation commensurate with the services and responsibilities involved hereunder as shall from time to time be agreed upon by the Trustee and the Company. The Employers shall pay all administrative and the

Trustee's fees and expenses, but, if not so paid, the fees and expenses shall be paid from the Trust.

     Section 11.  Resignation and Removal of the Trustee.
                  --------------------------------------

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 30 days after receipt of such notice unless the Company and the Trustee agree otherwise.

     (b) The Trustee may be removed by the Company on 30 days notice or upon shorter notice accepted by the Trustee; provided, however, that the Trustee may not be removed by the Company on or within two years following a Change of Control of the Company except with the written consent of a majority of the Participants entitled to payment of benefits pursuant to the terms of the Plan on the date of such Change of Control.

     (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

     (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

     Section 12.  Appointment of Successor.
                  ------------------------

     (a) If the Trustee resigns or is removed in accordance with Section 11(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal; provided, however, that if the Trustee resigns or is removed on or within two years following the date of a Change of Control of the Company, the Independent Committee shall select a successor Trustee in accordance with this Section 12. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

     (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 8 and 9 hereof. The successor Trustee shall not be responsible for and the Employers shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

     Section 13.  Amendment or Termination.
                  ------------------------

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

     (b) The Trust shall not terminate until the date on which Plan Participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in an Employer's Separate Account under the Trust shall be returned to such Employer.

     (c) Upon written approval of at least two-thirds of the Participants and beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in an Employer's Separate Account under the Trust at termination shall be returned to such Employer.

     (d) The Company may terminate this Trust with respect to the Separate Account of any Employer with the written approval of at least two-thirds of the Employer's respective Plan Participants and beneficiaries who are entitled to payment of benefits pursuant to the terms of the Plan. All assets in an Employer's Separate Account under the Trust on the date of such termination shall be returned to such Employer.

     (e) This Trust Agreement may not be amended by the Company on or within two years following the date of a Change of Control of the Company, without the written consent of a majority of the Participants entitled to payment of benefits pursuant to the terms of the Plan on the date of such Change of Control.

     Section 14.  Miscellaneous.
                  -------------

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan Participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas, except where superseded by federal law.

     (d) Except where otherwise defined, capitalized terms used herein shall have the meaning given to them in the Plan.

     (e) In the event that a dispute arises between a Plan Participant or beneficiary and the Participant's Employer, the Company or the Trustee with respect to the payment of amounts from the Trust and the Participant or beneficiary is successful in pursuing a benefit to which he or she is entitled under the terms of the Plan and this Trust against the Participant's Employer, the Company, the Trustee or any other party in the course of litigation or otherwise and incurs attorneys' fees, expenses and costs in connection therewith, the Participant's Employer shall reimburse the Plan Participant or beneficiary for the full amount of any such attorneys' fees, expenses and costs.

     (f) Upon the written consent of the Company delivered to the Trustee, any other affiliate of the Company which adopts the Plan may become a party to this Trust by delivering to the Trustee a certified copy of a resolution of its board of directors or other governing authority adopting this Trust. For purposes of this Trust, any such affiliate which adopts this Trust with the written consent of the Company shall be an Employer hereunder.

     IN WITNESS WHEREOF, this Agreement has been executed this 30th day of September, 1994, to be effective as of October 1, 1994.

                                                ENSERCH CORPORATION



                                                By  /s/ D. W. Biegler
                                                  Title:  Chairman, President
                                                          and Chief Executive
                                                          Officer

                                                ENSERCH EXPLORATION, INC.



                                                By  /s/ D. W. Biegler
                                                  Title:  Chairman and Chief
                                                          Executive Officer

                                                NEW ENSERCH EXPLORATION, INC.



                                                By  /s/ D. W. Biegler
                                                  Title:  Chairman and Chief
                                                          Executive Officer

                                                ENSERCH DEVELOPMENT CORPORATION



                                                By  /s/ G. R. Bryan
                                                  Title:  Chairman

                                                LONE STAR ENERGY COMPANY



                                                By  /s/ D. W. Biegler
                                                  Title:  Chairman and Chief
                                                          Executive Officer

                                                ENSERCH GAS COMPANY



                                                By  /s/ D. W. Biegler
                                                  Title:  Chairman and Chief

                                                Executive Officer



                                                TEXAS COMMERCE BANK NATIONAL
                                                ASSOCIATION



                                                By  /s/ Karen Epps
                                                  Title:



THE STATE OF TEXAS    )
                      )
COUNTY OF DALLAS      )

     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENSERCH CORPORATION, a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.



                                                /s/ Cherry H. Sossamon
                                                Notary Public, State of Texas
My Commission expires:
October 31, 1996


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENSERCH EXPLORATION, INC., a Delaware corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.



                                                /s/ Cherry H. Sossamon
                                                Notary Public, State of Texas

My Commission expires:
October 31, 1996



THE STATE OF TEXAS              )
                                )
COUNTY OF DALLAS                )


     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said NEW ENSERCH EXPLORATION, INC., a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.

                                                /s/ Cherry H. Sossamon
                                                Notary Public, State of Texas

My Commission expires:
October 31, 1996



THE STATE OF TEXAS                  )
                                    )
COUNTY OF DALLAS                    )


          BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared G. R.

Bryan, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENSERCH DEVELOPMENT CORPORATION, a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.


                                             /s/ Glynnda S. Rice
                                             Notary Public, State of Texas

My Commission expires:
February 28, 1997



THE STATE OF TEXAS                  )
                                    )
COUNTY OF DALLAS                    )

          BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said LONE STAR ENERGY COMPANY, a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.


                                             /s/ Cherry H. Sossamon
                                             Notary Public, State of Texas

My Commission expires:
October 31, 1996



THE STATE OF TEXAS                  )
                                    )
COUNTY OF DALLAS                    )

     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENSERCH GAS COMPANY, a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of September, 1994.



                                             /s/ Cherry H. Sossamon
                                             Notary Public, State of Texas

My Commission expires:
October 31, 1996



THE STATE OF TEXAS                  )
                                    )
COUNTY OF DALLAS                    )

     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared Karen Epps, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, and that he/she executed the same as the act of such banking association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 7th day of October, 1994.


                                             /s/ Barbara Betik
                                             Notary Public, State of Texas

My Commission expires:
January 30, 1997

                                  APPENDIX A

                                    TO THE

                              ENSERCH CORPORATION
                      RETIREMENT INCOME RESTORATION TRUST


                          PARTICIPATING SUBSIDIARIES
                          --------------------------


1.   Enserch Exploration, Inc., a Delaware corporation

2.   New Enserch Exploration, Inc., a Texas corporation

3.   Enserch Development Corporation, a Texas corporation

4.   Lone Star Energy Company, a Texas corporation

5.   Enserch Gas Company, a Texas Corporation

                                AMENDMENT NO. 1
                                    TO THE
                              ENSERCH CORPORATION
                      RETIREMENT INCOME RESTORATION TRUST

     Pursuant to the provisions of Section 13(a) thereof, the ENSERCH Corporation Retirement Income Restoration Trust (the "Trust") is hereby amended in the following respects only: FIRST: Section l(f) of the Trust is hereby amended by restatement in its entirety to read as follows:

          (f) Any provision of this Trust Agreement to the contrary notwithstanding, upon a Change of Control of the Company, as defined in the Plan, each Employer shall (i) as soon as possible, but in no event more than 30 days following the date of such Change of Control, make an irrevocable contribution to the Trust in an amount, as determined by an Independent Committee, as defined below, which when added to the total value of the assets of the Employer's Separate Account under the Trust at such time equals the total present value of all benefits accrued under the Plan with respect to such Employer's respective Plan Participants and beneficiaries as of the date on which the Change of Control occurred, and
     (ii) on and after the date of the Change of Control, make monthly contributions to the Trust in amounts sufficient, as determined by the Independent Committee, to maintain the total value of the assets in the Employer's Separate Account under the Trust at an amount equal to the total present value of all benefits accrued under the Plan with respect to such Employer's respective Plan Participants and beneficiaries. Any provision of this Trust Agreement to the contrary notwithstanding, on and after the date of a Change of Control of the Company, such portion of the assets in each Separate Account of an Employer under this Trust as of the date of the Change of Control equal in value to the total present value of such Employer's Plan Participants' accrued benefits under the Plan as of such date shall be segregated into a subaccount of such Separate Account to be used and held exclusively for the benefit of such Employer's Plan Participants (and their beneficiaries) as of the date immediately prior to the date of such Change of Control, subject to the claims of general creditors of the Employer under federal and state law as set forth below.

     SECOND: Section 3 of the Trust is hereby amended by restatement in its entirety to read as follows:

     Section 3. Appointment of Independent Committee.

          (a) Any provision of this Trust Agreement to the contrary notwithstanding, upon a Change of Control of the Company, an Independent Committee consisting of at least three members shall be appointed by the Board of Directors of ENSERCH Corporation (the "Board") subject to the written approval of a majority of the Plan Participants. The Independent Committee shall:

               (i) determine the assumptions to be used in calculating present values of benefits accrued for purposes of this Trust;

               (ii) determine the amount of the irrevocable contributions to be made by each Employer pursuant to Section l(f) hereof;

               (iii) determine in accordance with the Plan the amounts payable with respect to each Plan Participant (and his or her beneficiaries), the form in which such amounts are to be paid, and the time of commencement for payment of such amounts pursuant to Section 2(a) hereof;

               (iv) determine the entitlement of Plan Participants and beneficiaries to benefits under the terms of the Plan pursuant to
          Section 2(b) hereof;

               (v) direct the Trustee to make payments to Plan Participants and their beneficiaries pursuant to Section 2 hereof; and

               (vi) select a successor Trustee for the Trust if a Trustee resigns or is removed on or after the date of a Change of Control of the Company pursuant to Section 12.

          (b) Each member of the Independent Committee so appointed shall serve in such office until his or her death, resignation or removal. The Board may remove any member of the Independent Committee by giving written notice thereof to all Plan

     Participants and all members of the Independent Committee; provided, however, that no member of the Independent Committee may be removed by the Board on or after a Change of Control of the Company except with the written consent of a majority of the Plan Participants. Vacancies on the Independent Committee shall be filled from time to time by the Board subject to the written approval of a majority of the Plan Participants on the date such vacancy is filled.

          (c) The Independent Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Independent Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Independent Committee, in which event the Independent Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act. Every interpretation, choice, determination or other exercise by the Independent Committee of any power or discretion given either expressly or by implication to it shall be conclusive and binding upon all parties having or claiming to have an interest under the Trust or otherwise directly or indirectly affected by such action, without restriction, however, on the right of the Independent Committee to reconsider and redetermine such action.

          (d) Any provision of this Trust Agreement to the contrary notwithstanding, in the event that (i) the Board shall not appoint an Independent Committee within 30 days following a Change of Control of the Company or a majority of the Participants in the Plan do not approve in writing at least three members selected by the Board to serve on an Independent Committee within such 30-day period or (ii) the Board does not fill a vacancy on the Independent Committee within 30 days of the date such office becomes vacant or a majority of the Participants in the Plan do not approve in writing the Board's selection to fill a vacancy on the Independent Committee within such 30-day period, then the Participants in the Plan shall elect, by majority vote, up to three individuals to the extent necessary to ensure that the Independent Committee consists of three members.

     THIRD: Section 5(b) of the Trust is hereby amended by restatement in its entirety to read as follows:

          (b) To the extent that an Employer determines that the value of the assets in its Separate Account under the Trust based upon information provided to the Employer by the Trustee, at any time, exceeds 110` of the present value of the benefits accrued under the Plan by the Employer's respective Plan Participants, the Trustee shall pay such excess to the Employer upon receipt of written request therefor from the Company; provided, however, that no such payment of excess assets to the Employer shall be made on or after the date of a Change of Control of the Company without the written approval of the Participants in the Plan.

     FOURTH: Section 6(b) of the Trust is hereby amended by restating the last sentence thereof in its entirety to read as follows:

     The preceding provisions of this paragraph to the contrary notwithstanding, the Company shall have the right and power at any time and from time to time to give the Trustee broad guidelines within which it shall invest the assets of the Trust; provided, however, that on and after the date of a Change of Control of the Company, the Independent Committee, rather than the Company, shall have the sole authority to exercise such right.

     FIFTH: Section 6(d) of the Trust is hereby amended by restating the first sentence thereof in its entirety to read as follows:

     Each Employer shall have the right, at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held in its Separate Account under the Trust; provided, however, that on and after the date of a Change of Control of the Company, any assets transferred to the Trust in substitution for assets held in an Employer's Separate Account under the Trust must consist of cash or marketable securities acceptable to the Independent Committee and the fair market value of the respective assets shall be determined by the Trustee.

     SIXTH: Section 9(b) of the Trust is hereby amended by restating the last sentence thereof in its entirety to read as follows:

     If the Employers do not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust; provided, however, that in the event any such costs, expenses and liabilities are paid from the Trust, the Trustee shall notify the Employers in writing that such payment has been made and the Employers shall reimburse the Trust for such payment within 15 days from the date of such notice.

     SEVENTH: Section 10 of the Trust is hereby amended by restating the last sentence thereof in its entirety to read as follows:

     The Employers shall pay all administrative and the Trustee's fees and expenses, but, if not so paid, such fees and expenses shall be paid from the Trust; provided, however, that in the event any such fees and expenses are paid from the Trust, the Trustee shall notify the Employers in writing that such payment has been made and the Employers shall reimburse the Trust for such payment within 15 days from the date of such notice.

     EIGHTH: Section ll(b) of the Trust is hereby amended by restatement in its entirety to read as follows:

          (b) The Trustee may be removed by the Company on 30 days notice or upon shorter notice accepted by the Trustee; provided, however, that the Trustee may not be removed by the Company on or after the date of a Change of Control of the Company except with the written consent of a majority of the Plan Participants.

     NINTH: Section 12(a) of the Trust is hereby amended by restating the first sentence thereof in its entirety to read as follows:

     If the Trustee resigns or is removed in accordance with Section ll(a) or
     (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal; provided, however, that if the Trustee resigns or is removed on or after the date of a Change of Control of the Company, the Independent Committee shall select a successor Trustee in accordance with this Section 12.

     TENTH: Section 13(e) of the Trust is hereby amended by restatement in its entirety to read as follows:

     (e) Any provision of this Trust Agreement to the contrary notwithstanding, this Trust Agreement may not be amended on or after the date of a Change of Control of the Company without the written consent of a majority of the Plan Participants.

     ELEVENTH: The Trust is hereby amended by spinning off to a new trust to be known as the Enserch Exploration, Inc. Retirement Income Restoration Trust, the assets held in the Separate Accounts of Enserch Exploration, Inc. and its subsidiaries effective as of the date of the distribution of all shares of stock of Enserch Exploration, Inc. owned by ENSERCH Corporation to the shareholders of ENSERCH Corporation.

     IN WITNESS WHEREOF, this Amendment has been executed this day ______ of __________, 1996, to be effective as of January 1, 1996.

                                            ENSERCH CORPORATION



                                            By:    /s/ D. W. Biegler
                                               -----------------------------
                                            Title: Chairman and President


                                            TEXAS COMMERCE BANK NATIONAL

                                    ASSOCIATION



                                    By:
                                          --------------------------------------
                                    Title:


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     BEFORE ME, the undersigned authority, a notary public in and for said County and Stake, on this day personally appeared

D. W. Biegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENSERCH CORPORATION, a Texas corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 6th day of November, 1996.

                                    /s/ Anita K. Brian
                                    --------------------------------------------
                                    Notary Public,
                                    State of Texas

My Commission expires:

January 23, 1997


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared _____________________________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, and that he/she executed the same as the act of such banking association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of ___________, 1996.



                                    --------------------------------------------
                                    Notary Public,
                                    State of Texas

My Commission expires: